Investor Update Fourth Quarter 2013 Daniel P. Myers President Chief Executive Officer NASDAQ: BBNK www.bridgecapitalholdings.com Thomas A. Sa Executive Vice President Chief Financial Officer Chief Strategy Officer

FORWARD LOOKING STATEMENTS Certain matters discussed herein constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act. Forward - looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes - Oxley Act and other regulation on internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities. The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10 - K and 10 - Q on file with the SEC. 2

FINANCIAL HIGHLIGHTS Balance sheet data at QE 12 - 31 - 13; operating data LTM (12 - 31 - 12 to 12 - 31 - 13) The only small - and mid - market specialist crafting the flexible solutions that businesses need to thrive in the modern economy Be bold, venture wisely. 3 ■ Total Assets $ 1.60 billio n ■ Total Loans $ 1.1 b illio n ■ Total Deposits $ 1.4 billio n ■ Total Stockholders' Equity $ 162.7 millio n ■ Market Cap $ 325.7 millio n ■ TBV/Share $ 10.26 ■ TCE/TA 10.15% ■ Tier 1 RBC Ratio 12.70% ■ Total RBC Ratio 13.96% ■ Cost of Deposits 12 bps ■ Net Interest Margin 4.98% ■ Efficiency Ratio 62.83% ■ ROAA 1.03% ■ ROAE 9.47% ■ Net Income $ 14.7 millio n ■ EPS $ 0 .97

BRIDGE BANK FRANCHISE • Focus – Business banking • 72% business C&I loan portfolio – Silicon Valley geography and technology - centric regions • Fundamental Value Drivers – Relationship banking model – Core deposit - centric model to fund the business • 97% core deposits • 69% DDA • 12 bps cost of deposits – “Fit” among diversified revenue streams • Execution – Full range of corporate banking products delivered through experienced advisors – 2 regional business centers + 5 business offices – Effective use of banking technology 4

ATTRACTIVE MARKET POTENTIAL 39.60 21.83 6.39 5.20 5.15 3.23 2.29 2.13 1.42 1.06 0.40 0.00 10.00 20.00 30.00 40.00 50.00 B of A Wells Fargo Citibank Chase SVB Union Comerica B of West US Bank East West 1 SanJoseca.gov January 1, 2013 2 US Census estimate 2012 3 Bureau of Labor Statistics September 26, 2013 4 FDIC data at June 30, 2013 5 PricewaterhouseCoopers Money Tree Survey as of December 31, 2013 6 CA Employment Development Department Q3 2012 data (most recent available ) • San Jose 10 th largest US city 1 • 5 million regional population 2 • Among highest median family and per capita incomes in US 3 • $327 billion deposit market 4 • Largest concentration of technology company formation and finance in the world 1 • Silicon Valley received 41% of US venture capital investment ($12.1b of $29.4b – FY 2013) 5 • 216k HQ businesses 6 % Deposits Santa Clara, San Mateo, San Francisco and Alameda Counties* 5

CORE MARKET: SILICON VALLEY SILICON VALLEY GEOGRAPHY • San Jose 10 th largest US city 1 • 216k HQ businesses 6 • 5 million regional population 2 • Among highest median family and per capita incomes in US 3 • $327 billion deposit market 4 • Largest concentration of technology company formation and finance in the world 1 TECHNOLOGY SECTOR • Silicon Valley received 41% of US venture capital investment ($12.1b of $29.4b – FY 2013) 5 • Active in tech - centric regions receiving 90%+ of US VC investment into technology companies 1 SanJoseca.gov January 1, 2013 2 US Census estimate 2012 3 Bureau of Labor Statistics September 26, 2013 4 FDIC data at June 30, 2013 5 PricewaterhouseCoopers Money Tree Survey as of December 31, 2013 6 CA Employment Development Department Q3 2012 data (most recent available) San Jose Palo Alto East Bay San Francisco Dalla s Boston Reston 6

COMPREHENSIVE PRODUCTS & SERVICES Distributing & Manufacturing Energy & Infrastructure Professional Services Real Estate Development Small Business Startups & Technology Contracting • Relationship Business Banking • Solutions for All Lines of Business – Commercial & Industrial – Technology & Emerging Business – Structured Finance – Small Business Administration – I nternational Trade Banking & Services – Commercial Real Estate & Construction – Advanced Treasury & Cash Management 7

STRONG EMERGING BRAND 8

STRONG VALUE PROPOSITION 9

STRAIGHTFORWARD GROWTH STRATEGY FOCUS ON BUSINESS BANKING Markets and Lines of Business We Know Well Maintain Competitive Value Proposition Leverage Capital for Growth Attract and Acquire New Clients Aggressively Manage Expenses Generate Core Deposit Balances Maintain Excellent Asset Quality Lend to Creditworthy Borrowers 10

FY 2013 SUMMARY • Robust new client acquisition • Increasing revenue and earnings – Revenue +12% ( YoY ) – FY ‘13 Net Income $14.7 million – FY ’13 EPS $0.97 • Improved balance sheet leverage – +21% deposit growth ( YoY ) – +19% loan growth ( YoY ) • Consistent high quality funding base – 97% core – 69% DDA – 12 bps cost of deposits • Strong asset quality – NPAs 0.94% of total assets • Exceptionally well capitalized – TCE of 10.15% – Well above new capital rule minimums 11

EXPANDING MARKET PRESENCE $250 $500 $750 $1,000 $1,250 $1,500 2005 2006 2007 2008 2009 2010 2011 2012 2013 $ Millions Average Total Assets • Purely organic growth • Core deposit driven $ 1.60b Total Assets EOP Q4 ’13 12

FOCUS ON CORE DEPOSITS 40% 31% 30% 34% 47% 52% 67% 63% 69% $0 $250 $500 $750 $1,000 $1,250 $1,500 2005 2006 2007 2008 2009 2010 2011 2012 2013 $ Millions (EOP) Deposit Mix Noninterest-bearing Demand MM / IBD Certificates of Deposit • 97% core deposits • Cost of deposits – 12 bps 13

TRUE BUSINESS FOCUS S BA 10% CRE 10% Construction 5% Land 1% Other 2% C&I 23% Tech 31% ABL/F ** 18% Business C&I 72% Loans as of 12 - 31 - 13 BBNK % RE = 28% (72% Business) Peer* % RE = 79% (21% Business) ~3x 14 * Peer – SNL Data: US Public Banks $500M - $1.5b Total Assets as of September 30, 2013 ** Asset - based lending / Factoring

# TRUE C&I FOCUS

| Rank | Company Name | C & I Loans ($000) – 2013Q3 | Total Loans & Leases – 2013Q3 |
|---|---|---|---|
| 1 | Bridge Bank, National Association | 722,411 | 1,009,516 |
| 2 | Stearns Bank National Association | 449,330 | 1,144,469 |
| 3 | Medallion Bank | 404,249 | 763,808 |
| 4 | Transportation Alliance Bank, Inc. | 381,303 | 505,058 |
| 5 | Pacific Continental Bank | 367,524 | 977,718 |
| 6 | Heritage Bank of Commerce | 358,167 | 900,027 |
| 7 | Barrington Bank & Trust Company, NA | 349,962 | 1,173,054 |
| 8 | Pitney Bowes Bank, Inc. | 348,536 | 356,754 |
| 9 | First Bank of Highland Park | 342,462 | 860,672 |
| 10 | Libertyville Bank & Trust Company | 333,490 | 904,169 |
| 11 | Village Bank & Trust | 321,921 | 754,234 |
| 12 | Commerce Bank of Washington, NA | 321,771 | 629,562 |
| 13 | CapStar Bank | 320,682 | 636,212 |
| 14 | Alerus Financial, National Association | 303,672 | 914,173 |
| 15 | Seaside National Bank & Trust | 303,527 | 640,892 |
| 16 | AloStar Bank of Commerce | 303,066 | 404,373 |
| 17 | Old Plank Trail Community Bank, NA | 302,963 | 615,646 |
| 18 | California United Bank | 295,693 | 907,253 |
| 19 | Anchor Bank, National Association | 292,305 | 1,018,117 |
| 20 | Community National Bank | 290,644 | 568,450 |
| 21 | Security Bank | 282,171 | 542,607 |
| 22 | Atlantic Capital Bank | 281,695 | 800,304 |
| 23 | Sovereign Bank | 277,110 | 668,114 |
| 24 | Northern Bank & Trust Company | 272,646 | 904,779 |
| 25 | Meridian Bank, National Association | 262,625 | 528,222 |

Source: SNL Data: US Public Banks $500M-$1.5b Total Assets as of September 30, 2013

Be Bold, venture wisely.

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2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 2005 2006 2007 2008 2009 2010 2011 2012 2013 Net Interest Margin BBNK BAC WFC CMA SIVB HTBK HIGH VALUE BUSINESS BBNK: 4.98% *= Peer – SNL Data: US Public Banks $500M - $1.5b Total Assets as of September 30, 2013 Peer* Average 3.77% 16

IMPROVING OPERATING LEVERAGE Revenue Non - Interest Expense * (annualized) 17 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 2005 2006 2007 2008 2009 2010 2011 2012 2013 $MM

$100 $200 $300 $400 2005 2006 2007 2008 2009 2010 2011 2012 2013 Revenue Per Employee ( $000) BBNK Peer Group* EFFECTIVE REVENUE GENERATION *= Peer Average Rev/Employee – SNL Data: US Public Banks $500M - $1.5b Total Assets as of September 30, 2013 (annualized) BBNK 195% of Peer* Group Average 18

STRONG CREDIT QUALITY



5%
4%
3%
2%
1%
0%
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
NPL/Total Loans
NPA/Total Assets
Peer* Average NPA/Assets
1.82%

*= Peer – SNL Data: US Public Banks $500M-$1.5b Total Assets as of September 30, 2013

Be Bold, venture wisely.
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$(5) $- $5 $10 $15 $20 $25 $30 $35 -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% Provision NCO/Total Loans (%) ** ALLLR/Loans (%) Provision ($) HOLDING ROBUST RESERVES AS CREDIT STRESS EASES 2.04% * Peer – SNL Data: US Public Banks $500M - $1.5b Total Assets as of September 30, 2013 $0 Peer* Average 1.74% 20

$(7,341) $1,505 $3,037 $5,725 $8,634 $10,866 $ 1,435 $2,591 $ 7,847 $13,804 $14,711 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 EARNINGS Preferred Dividends ’09: $4,203 ‘ 10: $ 1,955 ’11: $200 ($000) *Operating profit before payment of preferred dividends 21

CAPITAL FOR GROWTH AND OPPORTUNITY * Peer – SNL Data: US Public Banks $500M - $1.5b Total Assets as of September 30, 2013 TCE Ratio Leverage Total RBC Regulatory Minimum 5.00% 10.00% Peer* 9.04% 10.60% 16.11% BBNK 10.15% 11.61% 13.96% 0% 5% 10% 15% 20% As of December 31, 2013 22

CATALYSTS FOR EARNINGS GROWTH • Continued organic balance sheet growth • Utilization rates on LOC at low ebb – Utilization currently in the mid 30% range, well below historical levels • NIM expansion – Will benefit from asset sensitivity when rates rise • Lower levels of credit stress – Normalizing of credit costs • Noninterest income opportunities 23

CONTACT INFORMATION Investor Relations Contact: Thomas A. Sa Bridge Capital Holdings 55 Almaden Blvd., Suite 100 San Jose, CA 95113 (408) 423 - 8500 ir@bridgebank.com 24